Exhibit 10.39

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made and entered into as of October 17, 2018 by and between Marker Therapeutics, Inc., a Delaware corporation (the “Company”) and [_________] (“Indemnitee”).

RECITALS

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) believes that highly competent persons have become more reluctant to serve publicly-held corporations as directors or officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

WHEREAS, the Board of Directors has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company or business enterprise itself. The Bylaws of the Company (the “Bylaws”) and the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) require indemnification of the officers and directors of the Company. Indemnitee may also be entitled to indemnification pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Bylaws, Certificate of Incorporation and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors, officers and other persons with respect to indemnification;

WHEREAS, the uncertainties relating to such insurance and to indemnification may increase the difficulty of attracting and retaining such persons;

WHEREAS, the Board of Directors has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company and its stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

WHEREAS, this Agreement is a supplement to and in furtherance of the Bylaws, Certificate of Incorporation and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

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WHEREAS, one of the conditions that Indemnitee requires in order to serve as a director and/or an officer of the Company is that Indemnitee be so indemnified.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

Section 1. Services by Indemnitee. Indemnitee agrees to serve, as applicable, as a director, officer, employee or agent of the Company or, at the request of the Company, as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Marker Entity) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee’s employment with the Company (or any of its subsidiaries or any Marker Entity), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Marker Entity), other applicable formal severance policies duly adopted by the Board of Directors, or, with respect to service as a director or officer of the Company, by the Certificate of Incorporation, the Company’s Bylaws, and the DGCL. The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve, as applicable, as an officer, director, agent or employee of the Company or, at the request of the Company, as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, as provided in Section 13 hereof.

Section 2. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor, by reason of Indemnitee’s Corporate Status. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines and amounts paid in settlement) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal Proceeding had no reasonable cause to believe that Indemnitee’s conduct was unlawful. The parties hereto intend that this Agreement shall provide to the fullest extent permitted by law for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Certificate of Incorporation, the Bylaws, vote of its stockholders or disinterested directors or applicable law.

Section 3. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor, by reason of Indemnitee’s Corporate Status. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that the Delaware Court (as hereinafter defined) or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

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Section 4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law and to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in defense of any Proceeding or any claim, issue or matter therein (including, without limitation, any Proceeding brought by or in the right of the Company), the Company shall indemnify Indemnitee with respect to, and hold Indemnitee harmless from and against, all Expenses actually and reasonably incurred by Indemnitee or on behalf of Indemnitee in connection therewith. If Indemnitee is not wholly successful in defense of such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall, to the fullest extent permitted by law, indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on behalf of Indemnitee in connection with or related to each successfully resolved claim, issue or matter. For purposes of this Section 4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, on substantive or procedural grounds, or settlement of any such claim prior to a final judgment by a court of competent jurisdiction with respect to such Proceeding, shall be deemed to be a successful result as to such claim, issue or matter; provided, however, that any settlement of any claim, issue or matter in such a Proceeding shall not be deemed to be a successful result as to such claim, issue or matter if such settlement is effected by Indemnitee without the Company’ prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

Section 5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification by the Company for some or a portion of the Expenses incurred by Indemnitee or on behalf of Indemnitee in connection with a Proceeding or any claim, issue or matter therein, in whole or in part, the Company shall, to the fullest extent permitted by law, indemnify Indemnitee to the fullest extent to which Indemnitee is entitled to such indemnification.

Section 6. Indemnification For Additional Expenses to Secure Recovery or as a Witness.

(a) The Company shall, to the fullest extent permitted by law, indemnify Indemnitee with respect to, and hold Indemnitee harmless from and against, any and all Expenses and, if requested by Indemnitee, shall advance on an as-incurred basis (as provided in Section 8 of this Agreement) such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action or proceeding or part thereof brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement, any other agreement, the Certificate of Incorporation or Bylaws of the Company as now or hereafter in effect; or (ii) recovery under any director and officer liability insurance policies maintained by the Company.

(b) To the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness (or is forced or asked to respond to discovery requests) in any Proceeding to which Indemnitee is not a party, the Company shall, to the fullest extent permitted by law, indemnify Indemnitee with respect to, and hold Indemnitee harmless from and against, and the Company will advance on an as-incurred basis (as provided in Section 8 of this Agreement), all Expenses reasonably incurred by Indemnitee or on behalf of Indemnitee in connection therewith.

Section 7. Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnification payment in connection with any claim involving Indemnitee:

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(a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or

(b) for (i) expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute, or (ii) the payment of amounts required to be reimbursed to the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, as amended, or any similar statute; or

(c) except as provided in Section 11(d) of this Agreement, in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or any part of any Proceeding) prior to its initiation or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

Section 8. Advances of Expenses. Notwithstanding any provision of this Agreement to the contrary (other than Section 11(d)), the Company shall advance, to the extent not prohibited by law, the Expenses incurred by Indemnitee in connection with any Proceeding (or any part of any Proceeding) not initiated by Indemnitee or any Proceeding initiated by Indemnitee with the prior approval of the Board of Directors as provided in Section 7(c), and such advancement shall be made within thirty (30) days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the Expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. In accordance with Section 11(d), advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, which shall constitute an undertaking providing that the Indemnitee undertakes to repay the amounts advanced (without interest) to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. No other form of undertaking shall be required other than the execution of this Agreement. This Section 8 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 7.

Section 9. Indemnification Procedures.

(a)        Notice of Proceeding. Indemnitee agrees to notify the Company promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses hereunder. Any failure by Indemnitee to notify the Company will not relieve the Company of its advancement or indemnification obligations under this Agreement unless, and only to the extent that, the Company can establish that such omission to notify resulted in actual and material prejudice to it which prejudice cannot be reversed or otherwise eliminated without any material negative effect on the Company, and the omission to notify the Company will, in any event, not relieve the Company from any liability which it may have to indemnify Indemnitee otherwise than under this Agreement. If, at the time of receipt of any such notice, the Company has director and officer liability insurance policies in effect, the Company will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies.

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(b)        Defense; Settlement. Indemnitee shall have the sole right and obligation to control the defense or conduct of any claim or Proceeding with respect to Indemnitee. The Company shall not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee or which potentially or actually imposes any cost, liability, exposure or burden on Indemnitee unless (i) such settlement solely involves the payment of money or performance of any obligation by persons other than Indemnitee and includes an unconditional, full release of Indemnitee by all relevant parties from all liability on any matters that are the subject of such Proceeding and an acknowledgment that Indemnitee denies all wrongdoing in connection with such matters and (ii) the Company has fully indemnified the Indemnitee with respect to, and held Indemnitee harmless from and against, all Expenses and other amounts incurred by Indemnitee or on behalf of Indemnitee in connection with such Proceeding. The Company shall not be obligated to indemnify Indemnitee against amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Company’ prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, unless such settlement solely involves the payment of money or performance of any obligation by persons other than the Company and includes an unconditional release of the Company by any party to such Proceeding other than the Indemnitee from all liability on any matters that are the subject of such Proceeding and an acknowledgment that the Company denies all wrongdoing in connection with such matters.

(c)        Request for Advancement; Request for Indemnification.

(i)        To obtain advancement of Expenses under this Agreement, Indemnitee shall submit to the Company a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Company and reasonably available to Indemnitee, and, only to the extent required by applicable law which cannot be waived, an unsecured written undertaking to repay amounts advanced. The Company shall make advance payment of Expenses to Indemnitee no later than five (5) business days after receipt of the written request for advancement (and each subsequent request for advancement) by Indemnitee. If, at the time of receipt of any such written request for advancement of Expenses, the Company has director and officer insurance policies in effect, the Company will promptly notify the relevant insurers in accordance with the procedures and requirements of such policies. The Company shall thereafter keep such director and officer insurers informed of the status of the Proceeding or other claim and take such other actions, as appropriate to secure coverage of Indemnitee for such claim.

(ii)        To obtain indemnification under this Agreement, at any time before or after submission of a request for advancement pursuant to Section 9(c)(i) of this Agreement, Indemnitee may submit a written request for indemnification hereunder. The time at which Indemnitee submits a written request for indemnification shall be determined by the Indemnitee in the Indemnitee’s sole discretion. Once Indemnitee submits such a written request for indemnification (and only at such time that Indemnitee submits such a written request for indemnification), a Determination (as hereinafter defined) shall thereafter be made, as provided in and only to the extent required by Section 9(d) of this Agreement. In no event shall a Determination be made, or required to be made, as a condition to or otherwise in connection with any advancement of Expenses pursuant to Section 8 and Section 9(c)(i) of this Agreement. If, at the time of receipt of any such request for indemnification, the Company has director and officer insurance policies in effect, the Company will promptly notify the relevant insurers and take such other actions as necessary or appropriate to secure coverage of Indemnitee for such claim in accordance with the procedures and requirements of such policies.

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(d)        Determination. The Company agrees that Indemnitee shall be indemnified to the fullest extent permitted by law and that no Determination shall be required in connection with such indemnification unless specifically required by applicable law which cannot be waived. In no event shall a Determination be required in connection with indemnification for Expenses pursuant to Section 6 of this Agreement or incurred in connection with any Proceeding or portion thereof with respect to which Indemnitee has been successful on the merits or otherwise. Any decision that a Determination is required by law in connection with any other indemnification of Indemnitee, and any such Determination, shall be made within twenty (20) days after receipt of Indemnitee’s written request for indemnification pursuant to Section 9(c)(ii) and such Determination shall be made either (i) by the Disinterested Directors (as hereinafter defined), even though less than a quorum, so long as Indemnitee does not request that such Determination be made by Independent Counsel (as hereinafter defined), or (ii) if so requested by Indemnitee, in Indemnitee’s sole discretion, by Independent Counsel in a written opinion to the Company and Indemnitee. If a Determination is made that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within five (5) business days after such Determination. Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such Determination. Any Expenses incurred by Indemnitee in so cooperating with the Disinterested Directors or Independent Counsel, as the case may be, making such determination shall be advanced and borne by the Company (irrespective of the Determination as to Indemnitee’s entitlement to indemnification) and the Company is liable to indemnify and hold Indemnitee harmless therefrom. If the person, persons or entity empowered or selected under this Section 9(d) to determine whether Indemnitee is entitled to indemnification shall not have made a determination within twenty (20) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall, to the fullest extent not prohibited by law, be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such twenty (20) day period may be extended for a reasonable time, not to exceed an additional twenty (20) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 9(d) shall not apply if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(e).

(e)        Independent Counsel. In the event Indemnitee requests that the Determination be made by Independent Counsel pursuant to Section 9(d) of this Agreement, the Independent Counsel shall be selected as provided in this Section 9(e). The Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the Board of Directors shall make such selection on behalf of the Company, subject to the remaining provisions of this Section 9(e)), and Indemnitee or the Company, as the case may be, shall give written notice to the other, advising the Company or Indemnitee of the identity of the Independent Counsel so selected. The Company or Indemnitee, as the case may be, may, within five (5) days after such written notice of selection shall have been received, deliver to Indemnitee or the Company, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 15 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within ten (10) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(c)(ii) of this Agreement and after a request for the appointment of Independent Counsel has been made, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 9(d) of this Agreement. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 9(f) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing). Any expenses incurred by or in connection with the appointment of Independent Counsel shall be borne by the Company (irrespective of the Determination of Indemnitee’s entitlement to indemnification) and not by Indemnitee.

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(f)        Consequences of Determination; Remedies of Indemnitee. The Company shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Company does not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before a court of competent jurisdiction to challenge such Adverse Determination and/or to require the Company to make such payments or advances (and the Company shall have the right to defend its position in such Proceeding and to appeal any adverse judgment in such Proceeding). Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding and to have such Expenses advanced by the Company in accordance with Section 8 of this Agreement. If Indemnitee fails to challenge an Adverse Determination within twenty (20) business days, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a final judgment of a court of competent jurisdiction from which no appeal can be taken, then, to the extent and only to the extent required by such Adverse Determination or final judgment, the Company shall not be obligated to indemnify Indemnitee under this Agreement.

Section 10. Presumptions; Burden and Standard of Proof. The parties intend and agree that, to the extent permitted by law, in connection with any Determination with respect to Indemnitee’s entitlement to indemnification hereunder by any person, including a court:

(i)        it will be presumed that Indemnitee is entitled to indemnification under this Agreement (notwithstanding any Adverse Determination), and the Company will have the burden of proof to overcome that presumption in connection with the making any determination contrary to that presumption;

(ii)        the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful;

(iii)        Indemnitee will be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by the officers, employees, or committees of the Board of Directors of the Company, or on the advice of legal counsel or other advisors (including financial advisors and accountants) for the Company or on information or records given in reports made to the Company by an independent certified public accountant or by an appraiser or other expert or advisor selected by the Company; and

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(iv)        the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company will not be imputed to Indemnitee in a manner that limits or otherwise adversely affects Indemnitee’s rights hereunder.

The provisions of this Section 10 shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

Section 11. Remedies of Indemnitee.

(a)        Subject to Section 11(e), in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 9 of this Agreement within twenty (20) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 4, 5 or 6 of this Agreement within ten (10) days after receipt by the Company of a written request therefor, (v) payment of indemnification pursuant to Section 2, 3 or 8 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, or (vi) in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or Proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of Indemnitee’s entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee’s option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration.

(b)        In the event that a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 11 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 11 the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c)        If a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 11, absent (i) proof of a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d)        The Company shall, to the fullest extent not prohibited by law, be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. It is the intent of the Company that, to the fullest extent permitted by law, the Indemnitee not be required to incur legal fees or other Expenses associated with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. The Company shall, to the fullest extent permitted by law, indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefor) advance, to the extent not prohibited by law, such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company if, in the case of indemnification, Indemnitee is wholly successful on the underlying claims; if Indemnitee is not wholly successful on the underlying claims, then such indemnification shall be only to the extent Indemnitee is successful on such underlying claims or otherwise as permitted by law, whichever is greater.

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(e)        Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement of Indemnitee to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding.

Section 12. Non-exclusivity; Survival of Rights; Insurance; Subrogation.

(a)        The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Bylaws, Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)        To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of any Marker Entity, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such claim or of the commencement of a Proceeding, as the case may be, to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The Company shall continue to provide such insurance coverage to Indemnitee for a period of at least ten (10) years after Indemnitee ceases to serve as a director or an officer or in any other Corporate Status.

(c)        In the event of any payment made by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(d)        The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

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(e)        The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other corporation, limited liability company, partnership, joint venture, trust or other enterprise.

Section 13. Duration of Agreement; Successors.

(a)        This Agreement shall continue until and terminate upon the later of: (i) ten (10) years after the date that Indemnitee shall have ceased to serve as a director, officer, employee or agent of the Company or, at the request of the Company, as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or (ii) one (1) year after the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 11 of this Agreement relating thereto. For the avoidance of doubt, this Agreement shall provide for rights of indemnification and advancement of Expenses as set forth herein for any event or occurrence related to Indemnitee’s service for the Company, regardless of whether such events or occurrences occurred before or after the date of this Agreement.

(b)        The indemnification and advancement of expenses rights provided by or granted pursuant to this Agreement shall be binding upon and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent of the Company or of any other Marker Entity, and shall inure to the benefit of Indemnitee and Indemnitee’s spouse, assigns, heirs, devisees, executors and administrators and other legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

Section 14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

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Section 15. Definitions. For purposes of this Agreement:

(a) “Corporate Status” describes the status of a person by reason of such person’s past, present or future service as a director, officer, employee, fiduciary, trustee, or agent of the Company (including, without limitation, one who serves at the request of the Company as a director, officer, employee, fiduciary, trustee or agent of any other Marker Entity).

(b) “Determination” means a determination that either (x) there is a reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a/the particular standard(s) of conduct (a “Favorable Determination”) or (y) there is no reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a/the particular standard(s) of conduct (an “Adverse Determination”). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to the applicable standard of conduct.

(c) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee and does not otherwise have an interest materially adverse to any interest of the Indemnitee.

(d) “Expenses” shall mean all direct and indirect costs, fees and expenses of any type or nature whatsoever and shall specifically include, without limitation, all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees and costs, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, ERISA excise taxes and penalties, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness, in, or otherwise participating in, a Proceeding or an appeal resulting from a Proceeding, including, but not limited to, the premium for appeal bonds, attachment bonds or similar bonds and all interest, assessments and other charges paid or payable in connection with or in respect of any such Expenses, and shall also specifically include, without limitation, all reasonable attorneys’ fees and all other expenses incurred by or on behalf of Indemnitee in connection with preparing and submitting any requests or statements for indemnification, advancement, contribution or any other right provided by this Agreement. Expenses, however, shall not include amounts of judgments or fines against Indemnitee.

(e) “Independent Counsel” means, at any time, any law firm, or a member of a law firm, that (a) is experienced in matters of corporation law and (b) is not, at such time, or has not been in the five years prior to such time, retained to represent: (i) any Marker Entity or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnities under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agree to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto and to be jointly and severally liable therefor.

(f) “Marker Entity” means the Company, any of its subsidiaries and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise with respect to which Indemnitee serves as a director, officer, employee, partner, representative, fiduciary, trustee, or agent, or in any similar capacity, at the request of the Company.

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(g) “Proceeding” includes any actual, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (formal or informal), inquiry, administrative hearing or any other actual, threatened, pending or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative in nature, in which Indemnitee was, is, may be or will be involved as a party, witness or otherwise, by reason of Indemnitee’s Corporate Status or by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as director, officer, employees, fiduciary, trustee or agent of any Marker Entity (in each case whether or not he is acting or serving in any such capacity or has such status at the time any liability or expense is incurred for which indemnification or advancement of Expenses can be provided under this Agreement). If the Indemnitee believes in good faith that a given situation may lead to or culminate in the institution of a Proceeding, this shall be considered a Proceeding under this paragraph.

Section 16. Construction. Whenever required by the context, as used in this Agreement the singular number shall include the plural, the plural shall include the singular, and all words herein in any gender shall be deemed to include (as appropriate) the masculine, feminine and neuter genders.

Section 17. Reliance. The Company expressly confirm and agree that they have entered into this Agreement and assumed the obligations imposed on each of them hereby in order to induce Indemnitee to serve as a director and/or an officer of one or more of the Company, and the Company acknowledge that Indemnitee is relying upon this Agreement in serving as a director and/or an officer of one or more of the Company.

Section 18. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in a writing identified as such by all of the parties hereto. Except as otherwise expressly provided herein, the rights of a party hereunder (including the right to enforce the obligations hereunder of the other parties) may be waived only with the written consent of such party, and no waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 19. Notice Mechanics. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (iii) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed or (iv) sent by facsimile transmission, with receipt of oral confirmation that such transmission has been received:

(a)	If to Indemnitee to:

[___________________]

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(b)	If to the Company, to:

Marker Therapeutics, Inc.

5 West Forsyth Street

Suite 200

Jacksonville, FL 32202

or to such other address as may have been furnished (in the manner prescribed above) as follows: (a) in the case of a change in address for notices to Indemnitee, furnished by Indemnitee to the Company and (b) in the case of a change in address for notices to the Company, furnished by the Company to Indemnitee.

Section 20. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

Section 21. Governing Law; Submission to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

Section 22. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

Section 23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Company:

MARKER THERAPEUTICS, INC.

By:
Name:
Title:

Indemnitee:

By:
Name: [______________]

[Signature Page to Indemnification Agreement]

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